Exhibit 99.1

Transatlantic Holdings, Inc. Announces Record Net Income for 2007

NEW YORK--(BUSINESS WIRE)--Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net income for the year ended December 31, 2007 increased 13.8% to $487.1 million, or $7.31 per common share (diluted), compared to $428.2 million, or $6.46 per common share (diluted), in 2006. Net income for the fourth quarter of 2007 amounted to $112.5 million, or $1.68 per common share (diluted), compared to $114.8 million, or $1.73 per common share (diluted), in the fourth quarter of 2006.

Income before income taxes for the year 2007 amounted to $595.8 million compared to $539.9 million in 2006. These results include pre-tax realized net capital gains of $9.4 million and $10.9 million in 2007 and 2006, respectively. Income before income taxes for the fourth quarter of 2007 amounted to $132.5 million compared to $148.9 million in the fourth quarter of 2006. These results include pre-tax realized net capital (losses) gains of ($22.6) million and $4.4 million in the fourth quarter of 2007 and 2006, respectively. Pre-tax realized net capital gains (losses) in the year and fourth quarter of 2007 include write-downs of certain securities, principally equities, totaling ($27.1) million and ($23.8) million, respectively, as such securities were considered to be other than temporarily impaired. Such write-downs in the comparable 2006 periods were insignificant.

Income before income taxes in the 2007 year and fourth quarter also includes estimated pre-tax net catastrophe costs of $55.2 million and ($1.3) million, respectively. The computation of these costs involves a significant amount of judgment and is based on information presently available. Net catastrophe costs included in income before income taxes for the 2006 year and fourth quarter totaled $28.7 million and $9.9 million, respectively.

“We are pleased with our 2007 performance, which saw record highs achieved in net income and operating cash flows,” said Robert F. Orlich, President and Chief Executive Officer. “Favorable loss experience in property lines benefited our results. Our GAAP return on equity for the year was 15.4%.

“Premium volume grew during the year due largely to the success of recent underwriting initiatives in the U.S. and overseas and the strength of major foreign currencies against the U.S. dollar. While market pricing has weakened in many regions and classes, we are addressing those challenges through disciplined underwriting and by capitalizing on opportunities in less saturated sectors of the global reinsurance marketplace. Our long-term success has been built on our financial strength, global reach and consistency, and the professionalism and enterprise of our staff worldwide.”

Net premiums written for the year 2007 amounted to $3,952.9 million compared to $3,633.4 million in 2006, an increase of 8.8%. Net premiums written for the fourth quarter of 2007 increased 10.0% to $1,001.0 million compared to $910.2 million in the fourth quarter of 2006. (Refer to the table in the Consolidated Statistical Supplement presenting the effect of changes in foreign currency exchange rates on the increase in net premiums written between periods.) International business represented 51% of net premiums written in 2007 versus 52% in 2006.

Net losses and loss adjustment expenses incurred include estimated net adverse development related to losses (including catastrophe events) occurring in prior years which totaled $88 million and $181 million for the year 2007 and 2006, respectively.

The combined ratio for the year 2007 was 95.3% versus 96.0% in 2006. The aggregate net impact of pre-tax catastrophe costs and estimated net adverse development related to losses occurring in prior years added 3.4% and 5.0% to the combined ratio for the year 2007 and 2006, respectively. The combined ratio for the fourth quarter of 2007 was 95.0% versus 95.5% in the fourth quarter of 2006.

Net loss and loss adjustment expense reserves increased $231.0 million during the fourth quarter of 2007, bringing the amount of such reserves to $6.90 billion at December 31, 2007. (Refer to the analysis of changes in net loss and loss adjustment expense reserves in the Consolidated Statistical Supplement for additional information.)

TRH’s loss and loss adjustment expense ratio represents net losses and loss adjustment expenses expressed as a percentage of net premiums earned. The underwriting expense ratio represents the sum of net commissions and other underwriting expenses expressed as a percentage of net premiums written. The combined ratio represents the sum of the loss and loss adjustment expense ratio and the underwriting expense ratio. Net loss and loss adjustment expense reserves represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable. The combined ratio and its components, as well as net loss and loss adjustment expense reserves, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities, as these are standard measures in the insurance and reinsurance industries. GAAP return on equity represents net income divided by average stockholders’ equity.

Net investment income increased 8.1% in the year 2007 to $469.8 million compared to $434.5 million in 2006. Net investment income increased 3.9% in the fourth quarter of 2007 to $122.1 million compared to $117.5 million reported in the fourth quarter of 2006. At December 31, 2007, investments and cash totaled $12.76 billion. (Refer to the analysis of net investment income in the Consolidated Statistical Supplement for additional information.)

TRH’s investments, including securities lending collateral, include various asset-backed and collateralized fixed maturities. As of December 31, 2007, the total balance sheet carrying value of asset-backed and collateralized securities is $917.7 million, 94% of which are rated Aaa. Net unrealized losses related to such securities totaled $39.8 million, or $25.9 million, net of tax, and are reflected as a reduction of accumulated other comprehensive income. (Refer to the Supplemental Investment Data in the Consolidated Statistical Supplement for additional information on the components and quality of invested assets.)

At December 31, 2007, TRH’s consolidated assets and stockholders’ equity were $15.49 billion and $3.35 billion, respectively. Book value per common share was $50.56.

In the fourth quarter of 2007, the Board of Directors declared a quarterly cash dividend of $0.16 per common share to stockholders of record as of March 7, 2008, payable on March 21, 2008.

Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

This press release contains forward-looking statements, including management’s beliefs about market conditions and expectations regarding the aggregate net impact on operating results from recent catastrophe losses, within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. Please refer to TRH’s Annual Report on Form 10-K for the year ended December 31, 2006, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 as well as its future filings and reports filed with or furnished to the Securities and Exchange Commission for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Arlington, Chicago, Columbus, Overland Park, San Francisco, Stamford, Toronto, Miami (serving Latin America and the Caribbean), Panama, Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Stockholm, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. Its subsidiaries, Transatlantic Reinsurance Company®, Trans Re Zurich and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis ― structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Financial Data

Statement of Operations Data:
	Twelve Months Ended
	December 31,
	2007	2006	Change
	(in thousands, except per share data)
Revenues:
Net premiums written	$3,952,899	$3,633,440	8.8%
(Increase) decrease in net unearned premiums	(50,230)	(29,346)
Net premiums earned	3,902,669	3,604,094	8.3
Net investment income	469,772	434,540	8.1
Realized net capital gains (losses)	9,389	10,862
Total revenues	4,381,830	4,049,496	8.2

Expenses:
Net losses and loss adjustment expenses	2,638,033	2,462,666
Net commissions	980,121	903,666
Other underwriting expenses	115,760	102,339
(Increase) decrease in deferred acquisition costs	(16,901)	(13,471)
Interest on senior notes	43,421	43,405
Other, net	25,644	10,983
Total expenses	3,786,078	3,509,588

Income before income taxes	595,752	539,908	10.3
Income taxes	108,611	111,756
Net income	$487,141	$428,152	13.8

Net income per common share:
Basic	$7.37	$6.49	13.5
Diluted	7.31	6.46	13.1

Cash dividends per common share	0.615	0.525	17.1

Weighted average common shares outstanding:
Basic	66,124	65,955
Diluted	66,654	66,266

Ratios:
Loss and loss adjustment expense	67.6%	68.3%
Underwriting expense	27.7	27.7
Combined	95.3	96.0

Statement of Operations Data:
	Three Months Ended
	December 31,
	2007	2006	Change
	(in thousands, except per share data)
Revenues:
Net premiums written	$1,001,027	$910,163	10.0%
(Increase) decrease in net unearned premiums	28,604	(18,525)
Net premiums earned	1,029,631	891,638	15.5
Net investment income	122,107	117,520	3.9
Realized net capital gains (losses)	(22,613)	4,385
Total revenues	1,129,125	1,013,543	11.4

Expenses:
Net losses and loss adjustment expenses	690,410	602,360
Net commissions	244,080	222,075
Other underwriting expenses	35,533	32,346
(Increase) decrease in deferred acquisition costs	4,355	(6,343)
Interest on senior notes	10,857	10,853
Other, net	11,407	3,354
Total expenses	996,642	864,645

Income before income taxes	132,483	148,898	(11.0)
Income taxes	19,959	34,101
Net income	$112,524	$114,797	(2.0)

Net income per common share:
Basic	$1.70	$1.74	(2.3)
Diluted	1.68	1.73	(2.7)

Cash dividends per common share	0.160	0.135	18.5

Weighted average common shares outstanding:
Basic	66,198	65,996
Diluted	66,806	66,336

Ratios:
Loss and loss adjustment expense	67.1%	67.6%
Underwriting expense	27.9	27.9
Combined	95.0	95.5
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Financial Data
As of December 31, 2007 and 2006

Balance Sheet Data:
	2007	2006
	(in thousands, except share data)
ASSETS
Investments and cash:
Fixed maturities:
Held to maturity, at amortized cost (fair value: 2007-$1,280,011; 2006-$1,291,634)	$1,249,935	$1,254,017
Available for sale, at fair value (amortized cost: 2007-$8,034,738; 2006-$6,943,290) (pledged, at fair value: 2007-$1,966,364; 2006-$1,577,864)	8,099,252	7,061,090
Equities:
Available for sale, at fair value:
Common stocks (cost: 2007-$572,468; 2006-$527,149) (pledged, at fair value: 2007-$21,900; 2006-$41,187)	587,373	571,422
Nonredeemable preferred stocks (cost: 2007-$224,298; 2006-$229,066)	197,870	236,846
Trading, at fair value, principally common stocks (cost: 2007-$35,916; 2006-$37,397) (pledged, at fair value: 2007-$2,144)	35,357	38,232
Other invested assets	250,921	231,502
Securities lending collateral, at fair value (amortized cost: 2007-$2,053,271; 2006-$1,694,841)	2,012,031	1,694,841
Short-term investments, at cost (approximates fair value)	67,801	42,882
Cash and cash equivalents	255,432	205,264
Total investments and cash	12,755,972	11,336,096
Accrued investment income	143,675	129,759
Premium balances receivable, net	640,068	708,579
Reinsurance recoverable on paid and unpaid losses and loss adjustment expenses	1,078,384	1,395,192
Deferred acquisition costs	248,081	231,180
Prepaid reinsurance premiums	71,617	68,647
Deferred income taxes	426,600	310,967
Other assets	122,713	88,044
Total assets	$15,487,110	$14,268,464

LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss adjustment expenses	$7,926,261	$7,467,949
Unearned premiums	1,226,647	1,144,022
Securities lending payable	2,054,649	1,694,841
5.75% senior notes due December 14, 2015:
Affiliates	448,158	447,980
Other	298,772	298,653
Other liabilities	183,581	256,749
Total liabilities	12,138,068	11,310,194

Preferred Stock, $1.00 par value; shares authorized: 5,000,000; none issued	-	-
Common Stock, $1.00 par value; shares authorized: 100,000,000; shares issued: 2007-67,222,470; 2006-67,026,608	67,222	67,027
Additional paid-in capital	249,853	228,480
Accumulated other comprehensive (loss) income	(34,692)	42,626
Retained earnings	3,088,578	2,642,056
Treasury Stock, at cost; 988,900 shares of common stock	(21,919)	(21,919)
Total stockholders' equity	3,349,042	2,958,270
Total liabilities and stockholders' equity	$15,487,110	$14,268,464
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Financial Data

Condensed Cash Flow Data:
	Twelve Months Ended
	December 31,
	2007	2006
	(in thousands)
Net cash provided by operating activities	$1,026,810	$845,411

Cash flows from investing activities:
Proceeds of fixed maturities available for sale sold	1,348,583	692,237
Proceeds of fixed maturities available for sale redeemed or matured	490,205	412,379
Proceeds of equities available for sale sold	1,189,392	981,671
Purchase of fixed maturities available for sale	(2,782,062)	(1,767,482)
Purchase of equities available for sale	(1,191,044)	(1,165,148)
Net sale of other invested assets	6,115	8,792
Net change in securities lending collateral	(305,987)	(1,038,979)
Net (purchase) sale of short-term investments	(20,329)	2,473
Change in other liabilities for securities in course of settlement	1,198	7,350
Other, net	5,947	14,440
Net cash used in investing activities	(1,257,982)	(1,852,267)
Cash flows from financing activities:
Net change in securities lending payable	305,987	1,038,979
Dividends to stockholders	(39,019)	(33,637)
Proceeds from common stock issued	6,042	3,273
Other, net	790	233
Net cash provided by (used in) financing activities	273,800	1,008,848
Effect of exchange rate changes on cash and cash equivalents	7,540	5,152
Change in cash and cash equivalents	50,168	7,144
Cash and cash equivalents, beginning of period	205,264	198,120
Cash and cash equivalents, end of period	$255,432	$205,264

Supplemental cash flow information:
Income taxes paid, net	$184,592	$54,417
Interest paid on senior notes	43,125	43,125

Condensed Cash Flow Data:
	Three Months Ended
	December 31,
	2007	2006
	(in thousands)
Net cash provided by operating activities	$314,130	$211,909

Cash flows from investing activities:
Proceeds of fixed maturities available for sale sold	419,670	234,760
Proceeds of fixed maturities available for sale redeemed or matured	68,302	140,895
Proceeds of equities available for sale sold	287,381	235,887
Purchase of fixed maturities available for sale	(718,699)	(610,894)
Purchase of equities available for sale	(309,984)	(222,760)
Net sale of other invested assets	1,438	3,138
Net change in securities lending collateral	(106,446)	35,111
Net (purchase) sale of short-term investments	1,007	18,771
Change in other liabilities for securities in course of settlement	(38,070)	3,175
Other, net	7,454	7,089
Net cash used in investing activities	(387,947)	(154,828)
Cash flows from financing activities:
Net change in securities lending payable	106,446	(35,111)
Dividends to stockholders	(10,592)	(8,908)
Proceeds from common stock issued	1,740	1,280
Other, net	674	(84)
Net cash provided by (used in) financing activities	98,268	(42,823)
Effect of exchange rate changes on cash and cash equivalents	4,912	1,897
Change in cash and cash equivalents	29,363	16,155
Cash and cash equivalents, beginning of period	226,069	189,109
Cash and cash equivalents, end of period	$255,432	$205,264

Supplemental cash flow information:
Income taxes paid, net	$31,513	$12,240
Interest paid on senior notes	21,562	21,562
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Financial Data

Comprehensive Income Data:
	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(in thousands)
Net income	$487,141	$428,152	$112,524	$114,797

Other comprehensive (loss) income:
Net unrealized (depreciation) appreciation of investments, net of tax:
Net unrealized holding (losses) gains	(121,603)	7,932	(36,670)	18,780
Deferred income tax benefit (charge) on above	42,562	(2,777)	12,835	(6,572)
Reclassification adjustment for (gains) losses included in net income	(34,018)	(22,084)	9,379	(13,865)
Deferred income tax benefit (charge) on above	11,906	7,729	(3,283)	4,852
	(101,153)	(9,200)	(17,739)	3,195

Net unrealized currency translation gain (loss), net of tax:
Net unrealized currency translation gain (loss)	36,671	24,765	(54,463)	16,931
Deferred income tax (charge) benefit on above	(12,835)	(8,668)	19,062	(5,926)
	23,836	16,097	(35,401)	11,005

Other comprehensive (loss) income	(77,317)	6,897	(53,140)	14,200

Comprehensive income	$409,824	$435,049	$59,384	$128,997
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Premium Data:
	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(in thousands)
Net premiums written by office:

Domestic	$1,948,045	$1,751,229	$465,697	$441,495

International:

Europe:
London	813,205	744,488	212,569	188,406
Paris	344,107	314,002	86,678	69,321
Zurich	366,724	342,650	101,013	94,590
	1,524,036	1,401,140	400,260	352,317

Other:
Toronto	109,639	95,506	34,218	22,198
Miami (Latin America and the Caribbean)	227,510	239,058	57,107	53,871
Hong Kong	88,474	94,035	22,648	22,108
Tokyo	55,195	52,472	21,097	18,174
	480,818	481,071	135,070	116,351

Total international	2,004,854	1,882,211	535,330	468,668

Total net premiums written	$3,952,899	$3,633,440	$1,001,027	$910,163

Net effect of changes in foreign currency exchange rates on the increase in net premiums written in 2007 as compared to 2006:
	Twelve	Three
	Months Ended	Months Ended
	December 31,	December 31,
Increase in original currency	6.4%	6.3%
Foreign exchange effect	2.4	3.7
Increase as reported in U.S. dollars	8.8%	10.0%
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Premium Data (continued):

Other net premiums written data (estimated):

	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Treaty	96.3%	95.3%	96.7%	95.9%
Facultative	3.7	4.7	3.3	4.1
	100.0%	100.0%	100.0%	100.0%

Property	29.0%	26.7%	27.7%	26.4%
Casualty	71.0	73.3	72.3	73.6
	100.0%	100.0%	100.0%	100.0%

Total gross premiums written (in thousands)	$4,283,563	$3,983,417	$1,068,624	$969,254

Source of gross premiums written:

Affiliates	13.0%	14.9%	12.2%	13.8%
Other	87.0	85.1	87.8	86.2
	100.0%	100.0%	100.0%	100.0%

Supplemental Net Loss and Loss Adjustment Expense Reserve Data:

Changes in net loss and loss adjustment expense reserves:

	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)
Reserve for net unpaid losses and loss adjustment expenses at beginning of period	$6,207.2	$5,690.4	$6,668.7	$6,117.9
Net losses and loss adjustment expenses incurred	2,638.0	2,462.7	690.4	602.4
Net losses and loss adjustment expenses paid	2,102.1	2,104.5	561.2	558.7
Foreign exchange effect	156.6	158.6	101.8	45.6
Reserve for net unpaid losses and loss adjustment expenses at end of period	$6,899.7	$6,207.2	$6,899.7	$6,207.2
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Investment Data:
Net investment income:
	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)
Fixed maturities	$395.8	$354.9	$104.3	$92.8
Equities	25.6	28.0	4.8	9.0
Other invested assets (including limited partnerships)	37.7	38.8	10.2	10.8
Other	19.4	22.5	4.6	6.2
Total investment income	478.5	444.2	123.9	118.8
Investment expenses	(8.7)	(9.7)	(1.8)	(1.3)
Net investment income	$469.8	$434.5	$122.1	$117.5

Investments by category:
		December 31, 2007
		Amount	Percent
		(dollars in thousands)
Fixed maturities:
Held to maturity (at amortized cost):
Municipalities		$1,249,935	9.8%

Available for sale (at fair value):
Corporate		2,060,757	16.2
U.S. Government and government agencies		330,838	2.6
Foreign government		330,012	2.6
Municipalities		5,335,119	41.8
Asset-backed and collateralized securities		42,526	0.3
		8,099,252	63.5
Total fixed maturities		9,349,187	73.3
Equities:
Available for sale:
Common stocks		587,373	4.6
Nonredeemable preferred stocks		197,870	1.5
		785,243	6.1
Trading, principally common stocks		35,357	0.3
Total equities		820,600	6.4
Other invested assets		250,921	2.0
Securities lending collateral		2,012,031	15.8
Short-term investments		67,801	0.5
Cash and cash equivalents		255,432	2.0
Total investments and cash		$12,755,972	100.0%
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Fixed maturities portfolio data:
Ratings as of December 31, 2007:
					Not
	Aaa	Aa	A	Baa	Rated	Total
	(in millions)
Held to maturity:
Non-asset-backed and collateralized	$1,003	$202	$45	$-	$-	$1,250

Available for sale:
Asset-backed and collateralized:
Domestic:
Commercial mortgage-backed	11	-	-	-	-	11
Foreign:
Commercial mortgage-backed	5	-	11	11	-	27
Other asset-backed and
collateralized	5	-	-	-	-	5
Total asset-backed and
collateralized	21	-	11	11	-	43
Non-asset-backed and collateralized	5,122	2,531	367	23	13	8,056
Total available for sale	5,143	2,531	378	34	13	8,099

Total fixed maturities	$6,146	$2,733	$423	$34	$13	$9,349

Percent of total fixed maturities	65.7%	29.2%	4.5%	0.4%	0.2%	100.0%

Duration as of December 31, 2007: 5.8 years
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Fixed maturities portfolio data (continued):

Ratings of municipal bond portfolio as of December 31, 2007 (at amortized cost):
					Not
	Aaa	Aa	A	Baa	Rated	Total
	(dollars in millions)
Uninsured bonds (1):
Amount	$2,018.7	$1,112.3	$105.1	$-	$-	$3,236.1
Percent	62.4%	34.4%	3.2%	-%	-%	100.0%

Insured bonds (2):
Amount	$3,245.1	$-	$-	$-	$-	$3,245.1
Percent	100.0%	-%	-%	-%	-%	100.0%

Underlying ratings of insured bonds (3):
Amount	$180.3	$2,236.9	$736.3	$54.0	$37.6	$3,245.1
Percent	5.5%	68.9%	22.7%	1.7%	1.2%	100.0%

Total bonds (with insured ratings) (1) + (2):
Amount	$5,263.8	$1,112.3	$105.1	$-	$-	$6,481.2
Percent	81.2%	17.2%	1.6%	-%	-%	100.0%

Total bonds (with underlying ratings) (1) + (3):
Amount	$2,199.0	$3,349.2	$841.4	$54.0	$37.6	$6,481.2
Percent	33.9%	51.7%	13.0%	0.8%	0.6%	100.0%

Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Securities lending collateral data (a):

Ratings of securities lending collateral as of December 31, 2007:
					Not
	Aaa	Aa	A	Baa	Rated	Total
	(in millions)
Fixed maturities available for sale:
Asset-backed and collateralized:
Domestic:
Commercial mortgage-backed	$20.3	$-	$-	$-	$-	$20.3
Residential:
Mortgage-backed:
Alt-A	173.7	-	-	-	-	173.7
Prime non-agency	50.1	-	-	-	-	50.1
HELOC (b)	22.4	-	-	-	-	22.4
Other asset-backed (b)	29.8	-	-	-	-	29.8
Total domestic	296.3	-	-	-	-	296.3

Foreign:
Commercial mortgage-backed	98.0	6.9	-	-	-	104.9
Residential:
Mortgage-backed:
United Kingdom	319.2	20.8	-	-	-	340.0
Australia	31.5	-	-	-	-	31.5
HELOC	9.9	-	-	-	-	9.9
Collateralized debt obligations	17.1	4.4	-	-	-	21.5
Other asset-backed (b)	71.1	-	-	-	-	71.1
Total foreign	546.8	32.1	-	-	-	578.9

Total asset-backed and collateralized	843.1	32.1	-	-	-	875.2
Non-asset-backed and collateralized	77.6	691.8	160.5	5.6	4.6	940.1
Total fixed maturities available for sale	$920.7	$723.9	$160.5	$5.6	$4.6	1,815.3
Short-term investments and cash and cash equivalents						196.7
Total securities lending collateral (c)						$2,012.0

Total securities lending collateral invested in fixed maturities available for sale by rating	50.7%	39.9%	8.8%	0.3%	0.3%	100.0%

(a)	Information presented herein represents underlying securities included on the Balance Sheet as securities lending collateral.
(b)

The ratings of three securities included above as Aaa benefit from insurance. The underlying rating of a domestic HELOC with a fair value of $22.4 million is Ba. The underlying rating of one domestic other asset-backed and collateralized security with a fair value of $18.5 million and one foreign other asset-backed and collateralized security with a fair value of $6.0 million is Aa.

(c)

Pre-tax net unrealized depreciation on the securities lending portfolio totals $41.2 million. $26.2 million of such amount relates to asset-backed and collateralized securities and $15.0 million relates to non-asset-backed and collateralized securities.

Duration of fixed maturities available for sale included above as of December 31, 2007: 0.3 years
Transatlantic Holdings, Inc. and Subsidiaries
Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Other investment data:

	Twelve Months Ended		Three Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Pre-tax yield on fixed maturity portfolio (a)	4.4%	4.4%	4.5%	4.5%

Effective tax rate on net investment income (b)	17.0%	16.5%	17.5%	18.0%

(a)

Represents annualized pre-tax net investment income from fixed maturities (excluding fixed maturities included in securities lending collateral) for the periods indicated divided by the average balance sheet carrying value of the related fixed maturity portfolio for such periods.

(b)	Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:
	(Estimated)
	December 31,	December 31,
	2007	2006
	(in thousands)
Statutory surplus of Transatlantic Reinsurance Company	$3,435,000	$3,059,483

CONTACT:
Transatlantic Holdings, Inc., New York
Steven S. Skalicky, 212-770-2040